The Company Assets of Bullfrog Mines, LLC

(formerly Barrick Bullfrog, Inc.)

Special Purpose Financial Statements of Assets Acquired and

Liabilities Assumed as of December 31, 2019 and 2018;

Special Purpose Financial Statements of Direct Expenses

for the Years Ended December 31, 2019 and 2018

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Report of Independent Auditors

To the Management of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

We have audited the accompanying special purpose financial statements of Bullfrog Mines, LLC (the Company), which comprise the special purpose financial statements of assets acquired and liabilities assumed as of December 31, 2019 and 2018, and the related special purpose financial statements of direct expenses for the years then ended.

Management’s Responsibility for the Special Purpose Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special purpose financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the special purpose financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special purpose financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special purpose financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special purpose financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the special purpose financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special purpose financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the Company as of December 31, 2019 and 2018, and the direct expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

_______________________________________________________________________

PricewaterhouseCoopers LLP

PwC Tower, 18 York Street, Suite 2600, Toronto, Ontario, Canada M5J 0B2

T: +1 416 863 1133, F: +1 416 365 8215

Emphasis of Matter

The accompanying special purpose financial statements were prepared in connection with Barrick Gold Corporation’s divestiture of the Company’s assets and liabilities, and, as described in note 2, were prepared in accordance with an SEC waiver received by the buyer for the purposes of the buyer complying with Rule 8-04 of the Securities and Exchange Commission’s Regulation S-X. These special purpose financial statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Company. Our opinion is not modified with respect to this matter.

Toronto, Ontario, Canada

December 15, 2020

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Special Purpose Financial Statements of Assets Acquired and Liabilities Assumed

As at December 31, 2019 and 2018

________________________________________________________________________________

	Notes	2019	2018

Assets Acquired	3	$-	$-

Liabilities Assumed
Accounts payable		$341	$185
Asset retirement obligation	4	1,319,639	1,364,822
Total Liabilities Assumed		1,319,980	1,365,007

Total Liabilities Assumed in Excess of Assets Acquired		$(1,319,980)	$(1,365,007)

The accompanying notes are an integral part of these special purpose financial statements.

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Special Purpose Financial Statements of Direct Expenses

For the Years Ended December 31, 2019 and 2018

________________________________________________________________________________

	Notes	2019	2018
Direct expenses:
Reclamation costs		$27,430	$30,908
Accretion	4	42,227	36,225
Settlement gains	4	(6,203)	(54,109)
Increase in estimate on asset retirement obligation	4	52,009	1,092,369
General and administrative expenses		4,181	7,352
Total direct expenses		$119,644	$1,112,745

The accompanying notes are an integral part of these special purpose financial statements.

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Financial Statements

December 31, 2019 and 2018

________________________________________________________________________________

1.Background

Bullfrog Mines, LLC (“BMLLC”) is a successor to Barrick Bullfrog, Inc. (the “Company” or “BBI”).  See Note 3 for details on the conversion of BBI to BMLLC.  BBI was a Corporation incorporated in the state of Delaware on January 25, 1988. BBI was engaged in site restoration and land management activities associated with former mining properties in the Bullfrog mining area located in Nye County, Nevada of the United States. The Company no longer had producing mines and was in the reclamation phase of mining.

As of December 31, 2019, BBI was directly owned by Homestake Mining Company of California (“Homestake”) (66.04%), ABX Financeco Inc. (“ABX”) (33.54%) and Barrick Gold Corporation (“BGC”) (0.42%). Homestake and ABX are indirectly owned by BGC. On October 9, 2020, Homestake and Lac Minerals (USA), LLC, a wholly owned subsidiary of BBI, (collectively the “Barrick Parties”) entered into a Membership Interest Purchase Agreement (“MIPA”) with Bullfrog Gold Corp. (“Bullfrog”). Pursuant to the MIPA, Bullfrog agreed to purchase from the Barrick Parties, and the Barrick Parties agreed to sell to Bullfrog, all of the patented mining claims, unpatented mining claims, permits, rights-of-way, water rights and operating permits (“Company Assets”) in the Bullfrog mining area. The proposed transaction closed on October 26, 2020. Refer to Note 3.

2.Summary of significant accounting policies

a)  Basis of presentation

The accompanying special purpose financial statements of assets acquired and liabilities assumed as of December 31, 2019 and 2018 and statements of direct expenses for the years then ended of the Company Assets of Barrick Bullfrog, Inc. (the “Financial Statements”) represent an incomplete presentation of BBI’s assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of BBI. These Financial Statements are based upon the MIPA and relief from SEC Rule 8-04, Financial Statements of Businesses Acquired or to Be Acquired, obtained by Bullfrog from the Securities and Exchange Commission. The statement of assets acquired and liabilities assumed only presents the assets acquired and liabilities assumed in accordance with the MIPA. The statement of direct expenses presents only those expenses related directly to the certain assets to be acquired and liabilities assumed. The Financial Statements were derived from the historical accounting records of BBI and were prepared in accordance with the basis of accounting described in these Notes, which is in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

It is impracticable to prepare complete financial statements related to the Company Assets of BMLLC as BBI (predecessor to BMLLC) never accounted for the Company Assets on a stand-alone basis or as a separate division or subsidiary. BBI never prepared full standalone or full carve-out financial statements for the Company Assets and has never maintained the distinct and separate books and records necessary to prepare full stand-alone financial statements.

The statement of direct expenses does not include a provision for income taxes as the Company Assets never functioned on a stand-alone basis; accordingly, no allocation of income taxes has been made to the Company Assets of BMLLC (formerly BBI).

The operations of the Company Assets of BMLLC (formerly BBI), relied, to varying degrees, on BBI and BGC and its subsidiaries (“Barrick”) for billing, collection, procurement, warehousing, information technology, insurance, marketing, human resources, accounting, regulatory, treasury, and legal support, and such expenses have been allocated to the Company Assets of BMLLC (formerly BBI) in these Financial Statements. These Financial Statements may not be indicative of the financial condition or results of operations of the Company Assets of BMLLC (formerly BBI) on a stand-alone basis, because of the reliance of the Company Assets on BBI.

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Financial Statements

December 31, 2019 and 2018

________________________________________________________________________________

The Company Assets of BMLLC (formerly BBI) did not have any stand-alone financing requirements and any cash used in operations was paid for by Barrick. As the Company Assets of BMLLC (formerly BBI) has historically been managed as part of the operations of BBI and has not been operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding the Company Assets of BMLLC (formerly BBI) operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.

b)  Reclamation costs and asset retirement obligation liabilities

Asset retirement obligations (“AROs”) are recognized when incurred and initially recorded as liabilities at the expected value of future cash flows. The liability is accreted over time through periodic charges to earnings. Reclamation costs are periodically adjusted to reflect changes in the estimated present value resulting from the passage of time and revisions to the estimates of either the timing or amount of the reclamation costs. Changes in reclamation estimates are reflected in earnings in the period an estimate is revised. The estimated reclamation obligation is based on when spending for an existing disturbance is expected to occur. The Company reviews, on an annual basis, unless otherwise deemed necessary, the ARO in accordance with ASC guidance for asset retirement obligations.

AROs arise from the acquisition, development, construction and normal operation of mining property, plant and mine development, due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of ARO’s relate to tailings and heap leach pad closure/rehabilitation; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance of closed mines. The fair values of AROs are measured by discounting the expected cash flows using a discount factor that reflects a credit-adjusted risk-free rate of interest. Estimates of the timing and amount of expected cash flows are prepared when an ARO is incurred and expected cash flows are updated to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and a corresponding change in the life-of-mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment.

If there is an increase in expected future reclamation cash flows, the additional cash flows are included as an additional layer, which is then discounted and inflated based on the number of periods from the time of initial disturbance until such time when the funds are actually spent and the reclamation work has been completed. If there is a decrease in estimated future reclamation cash flows, there will be a subtraction from a prior layer on a first in first out basis.

As a closed mine, any adjustment to the fair value of an ARO is charged directly to earnings and recorded in “Increase in estimate on asset retirement obligation” on the Special Purpose Statement of Direct Expenses. AROs are adjusted to reflect the passage of time (accretion) calculated by applying the average discount factor used in calculating the ARO and are recorded as “Accretion” on the Special Purpose Statement of Direct Expenses. Upon settlement of an ARO, a gain or loss is recorded if the actual cost differs from the carrying amount of the ARO. Settlement gains or losses are recorded in “Settlement gains” on the Special Purpose Statement of Direct Expenses.

Reclamation costs on the Statement of Direct Expenses relate to activities incurred for reclamation where a legal obligation does not exist. Reclamation costs are excluded from the asset retirement obligation and are comprised of, but not limited to, costs to update and develop closure plans, permitting costs, costs of environmental impact assessments, bonding costs, contributions made to environmental trust funds, ancillary revenues from minerals recovered during closure, severance, legal costs to resolve disputes, property holding costs, and insurance costs.

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Financial Statements

December 31, 2019 and 2018

________________________________________________________________________________

c)  General and administrative expenses

General and administrative expenses include property taxes, franchise taxes, and allocated services provided by Barrick related to treasury, legal, accounting, insurance, information technology, community and social responsibility costs, supply chain services, land and permitting services, and other services. Costs associated with general and administrative services are expensed in the year incurred. Allocated expenses from Barrick have been allocated by Barrick based on a proportional cost allocation method based on direct operating expenses. Management considers that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if BBI had been operated on a stand-alone basis for the periods presented.

d)  Use of estimates

The preparation of these Financial Statements in accordance with GAAP requires management to make assumptions and estimates that affect the amounts reported. Actual results may differ from the estimates calculated due to changes in circumstances, global economics and politics, and general business conditions.

The more significant areas requiring the use of management estimates and assumptions relate to the allocations of costs and expense from Barrick and reclamation and closure obligations. As discussed in Note 2c), these Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if BBI had been operated on a stand-alone basis. The Company bases its estimates on underlying facts and circumstances, and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results will differ from those amounts estimated in these Financial Statements.

e)  Recent accounting pronouncements

During the years ended December 31, 2019 and 2018, there are no new and amended accounting standards adopted by the Company and there are no standards or interpretations that are not yet effective that would be expected to have a material impact on the Company in the current or future reporting periods and on foreseeable transactions.

3.Sale of Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.) to Bullfrog Gold Corporation

Conversion of Barrick Bullfrog, Inc. to Bullfrog Mines, LLC

As described in Note 1, as at December 31, 2019, BBI is directly owned by Homestake (66.04%), ABX (33.54%) and BGC (0.42%). As a consequence of the sale of the Company Assets, BBI converted from a Corporation incorporated in the state of Delaware to a Delaware limited liability company as follows:

In a series of transactions on October 14, 2020, 100% of the voting stock and 79.87% of the non-voting stock of BBI was transferred to Homestake. The remaining 20.13% of the non-voting stock was owned by Lac Minerals (USA) LLC (“Lac”), a Company wholly owned by BBI. On October 16, 2020, BBI was converted into Bullfrog Mines, LLC and all stock was converted into Voting Membership Units owned by Homestake and Non-Voting Membership units owned by Lac. In total, Homestake owned 81.39% of the equity interests in BMLLC, with the remaining 18.61% being owned by Lac.  In a series of transactions executed between October 19 and 22, all of the assets and liabilities of BMLLC excluding the Company Assets included in these Financial Statements and BMLLC’s 100% ownership interest in Lac were distributed to Homestake.

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Financial Statements

December 31, 2019 and 2018

________________________________________________________________________________

Sale of Bullfrog Mines, LLC

As described in Note 1, On October 9, 2020, the Barrick Parties entered into a MIPA with Bullfrog whereby Bullfrog agreed to purchase the equity interests in BMLLC, including the Company Assets in the Bullfrog mining area held by BMLLC. The value of the Company Assets had never been recorded on the books of BBI and, as such, are nil in these Financial Statements.

On October 26, 2020, upon closing of the MIPA, the Barrick Parties sold their interests in BMLLC to Bullfrog for stock and warrants.  Under the MIPA, in consideration for the purchase of the equity interests in BMLLC, Bullfrog issued to BGC (i) 54,600,000 units of Bullfrog, representing 15.9% of the capital in Bullfrog (19.9% on a fully diluted basis), each unit consisting of one share of common stock and one whole warrant entitling BGC to purchase one common share at an exercise price of CAD $0.30, (ii) a 2% net smelter returns royalty granted on all minerals produced from the Patented Claims and the Unpatented Claims (each as defined in the MIPA), pursuant to a royalty deed among BMLLC and the Barrick Parties entered into in connection with and upon closing of the MIPA, and (iii) certain investor rights, including anti-dilution rights, pursuant to an investor rights agreement entered into in connection with and upon closing of the MIPA. Pursuant to the investor rights agreement, Bullfrog granted to BGC the right to designate one member of the Board of Directors of Bullfrog.

4.Asset retirement obligation liabilities

The Company’s site restoration and land management activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on current legal and regulatory requirements.

The following is a reconciliation of Asset Retirement Obligation liabilities:

	2019	2018
Balance as at January 1	$1,364,822	$30,908
Payments	(133,216)	(1,362,798)
Accretion	42,227	36,225
Settlement gains	(6,203)	(54,109)
Increase in estimate on asset retirement obligation	52,009	1,092,369
Balance at December 31	$1,319,639	$1,364,822

5.Related party transactions

BBI utilized centralized functions of Barrick to support its operations and, in return, Barrick allocated certain of its expenses to BBI. Refer to Note 2c). Charges from Barrick to BBI included in General and administrative expenses on the Statement of Direct Expenses were $1,414 and $3,991, respectively, for the years ended December 31, 2019 and 2018.

All significant intercompany transactions between BBI and BGC, and other fully or partially owned subsidiaries of BGC, have been included in these Financial Statements and are considered to be effectively settled for cash in these Financial Statements. The following selected cash flow information has been prepared from cash flows related solely to cash flows used in or provided by changes in the specific assets and liabilities comprising the Bullfrog assets and liabilities. Cash outflows from operating activities of $164,671 and $1,400,873 for the years ended December 31, 2019 and 2018 were funded by Barrick, which is comprised of the following:

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Financial Statements

December 31, 2019 and 2018

________________________________________________________________________________

	Notes	2019	2018
Cash flows from operating activities
Total direct expenses		$(119,644)	$(1,112,745)
Adjustments to reconcile direct expenses to net cash flows from operating activities
Accretion	4	42,227	36,225
Settlement gains	4	(6,203)	(54,109)
Increase in estimate on asset retirement obligation	4	52,009	1,092,369
Increase in accounts payable		156	185
Decrease in asset retirement obligation	4	(133,216)	(1,362,798)
Cash flows from operating activities		$(164,671)	$(1,400,873)

Funding for operations from BGC and BGC subsidiaries		$164,671	$1,400,873

6.Subsequent events

These Financial Statements are derived from the financial statements of BGC, which issued its most recent annual financial statements on February 20, 2020. On March 11, 2020, the Covid-19 outbreak was declared a pandemic by the World Health Organization. The outbreak and efforts to contain it have had a significant effect on commodity prices and capital markets. Notwithstanding the proactive and considered actions taken to maintain a safe workplace, it is possible that in the future the pandemic may trigger actions such as increased mine closure spending. While we have not experienced any significant negative impact through the date of issuance of these Financial Statements on December 15, 2020, the extent to which Covid-19 impacts future business activity or financial results, and the duration of any such negative impact, will depend on future developments, which are highly uncertain and unknown at this time. At this point, we cannot reasonably estimate the duration and severity of this pandemic, which could have a material adverse effect on our cash flows, earnings and financial position.

The Company Assets of Bullfrog Mines, LLC

(formerly Barrick Bullfrog, Inc.)

Special Purpose Interim Financial Statements of Assets Acquired and Liabilities Assumed as of September 30, 2020 and December 31, 2019

Special Purpose Interim Financial Statements of Direct Expenses for the Nine Months Ended September 30, 2020 and 2019

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Special Purpose Interim Financial Statements of Assets Acquired and Liabilities Assumed

As at September 30, 2020 and December 31, 2019

________________________________________________________________________________

	Notes	September 30, 2020	December 31 2019

Assets Acquired	3	$-	$-

Liabilities Assumed
Accounts payable		$-	$341
Asset retirement obligation	4	1,205,827	1,319,639
Total Liabilities Assumed		1,205,827	1,319,980

Total Liabilities Assumed in Excess of Assets Acquired		$(1,205,827)	$(1,319,980)

The accompanying notes are an integral part of these special purpose financial statements.

1

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Special Purpose Interim Financial Statements of Direct Expenses

For the Nine Months Ended September 30, 2020 and 2019

________________________________________________________________________________

		Nine Months Ended
	Notes	2020	2019
Direct expenses:
Reclamation costs		$28,259	$26,737
Accretion	4	28,558	30,974
Settlement gains	4	(5,520)	(4,757)
General and administrative expenses		3,877	4,080
Total direct expenses		$55,174	$57,034

The accompanying notes are an integral part of these special purpose financial statements.

2

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Interim Financial Statements

September 30, 2020

________________________________________________________________________________

1.Background

Bullfrog Mines, LLC (“BMLLC”) is a successor to Barrick Bullfrog, Inc. (the “Company” or “BBI”).  See Note 3 for details on the conversion of BBI to BMLLC.  BBI was a Corporation incorporated in the state of Delaware on January 25, 1988. BBI was engaged in site restoration and land management activities associated with former mining properties in the Bullfrog mining area located in Nye County, Nevada of the United States. The Company no longer had producing mines and was in the reclamation phase of mining.

As of September 30, 2020, BBI was directly owned by Homestake Mining Company of California (“Homestake”) (66.04%), ABX Financeco Inc. (“ABX”) (33.54%) and Barrick Gold Corporation (“BGC”) (0.42%). Homestake and ABX are indirectly owned by BGC. On October 9, 2020, Homestake and Lac Minerals (USA), LLC, a wholly owned subsidiary of BBI, (collectively the “Barrick Parties”) entered into a Membership Interest Purchase Agreement (“MIPA”) with Bullfrog Gold Corp. (“Bullfrog”). Pursuant to the MIPA, Bullfrog agreed to purchase from the Barrick Parties, and the Barrick Parties agreed to sell to Bullfrog, all of the patented mining claims, unpatented mining claims, permits, rights-of-way, water rights and operating permits (“Company Assets”) in the Bullfrog mining area. The proposed transaction closed on October 26, 2020. Refer to Note 3.

2.Summary of significant accounting policies

a) Basis of presentation

The accompanying special purpose Interim financial statements of assets acquired and liabilities assumed as of September 30, 2020 and 2019 and statements of direct expenses for the nine months then ended of the Company Assets of Barrick Bullfrog, Inc. (the “Financial Statements”) represent an incomplete presentation of BBI’s assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of BBI. These Financial Statements are based upon the MIPA and relief from SEC Rule 8-04, Financial Statements of Businesses Acquired or to Be Acquired, obtained by Bullfrog from the Securities and Exchange Commission. The statement of assets acquired and liabilities assumed only presents the assets acquired and liabilities assumed in accordance with the MIPA. The statement of direct expenses presents only those expenses related directly to the certain assets to be acquired and liabilities assumed. The Financial Statements were derived from the historical accounting records of BBI and were prepared in accordance with the basis of accounting described in these Notes, which is in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

It is impracticable to prepare complete financial statements related to the Company Assets of BMLLC as BBI (predecessor to BMLLC) never accounted for the Company Assets on a stand-alone basis or as a separate division or subsidiary. BBI never prepared full standalone or full carve-out financial statements for the Company Assets and has never maintained the distinct and separate books and records necessary to prepare full stand-alone financial statements.

The statement of direct expenses does not include a provision for income taxes as the Company Assets never functioned on a stand-alone basis; accordingly, no allocation of income taxes has been made to the Company Assets of BMLLC (formerly BBI).

The operations of the Company Assets of BMLLC (formerly BBI), relied, to varying degrees, on BBI and BGC and its subsidiaries (“Barrick”) for billing, collection, procurement, warehousing, information technology, insurance, marketing, human resources, accounting, regulatory, treasury, and legal support, and such expenses have been allocated to the Company Assets of BMLLC (formerly BBI) in these Financial Statements. These Financial Statements may not be indicative of the financial condition or results of operations of the Company Assets of BMLLC (formerly BBI) on a stand-alone basis, because of the reliance of the Company Assets on BBI.

3

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Interim Financial Statements

September 30, 2020

________________________________________________________________________________

The Company Assets of BMLLC (formerly BBI) did not have any stand-alone financing requirements and any cash used in operations was paid for by Barrick. As the Company Assets of BMLLC (formerly BBI) has historically been managed as part of the operations of BBI and has not been operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding the Company Assets of BMLLC (formerly BBI) operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.

b) Reclamation costs and asset retirement obligation liabilities

Asset retirement obligations (“AROs”) are recognized when incurred and initially recorded as liabilities at the expected value of future cash flows. The liability is accreted over time through periodic charges to earnings. Reclamation costs are periodically adjusted to reflect changes in the estimated present value resulting from the passage of time and revisions to the estimates of either the timing or amount of the reclamation costs. Changes in reclamation estimates are reflected in earnings in the period an estimate is revised. The estimated reclamation obligation is based on when spending for an existing disturbance is expected to occur. The Company reviews, on an annual basis, unless otherwise deemed necessary, the ARO in accordance with ASC guidance for asset retirement obligations.

AROs arise from the acquisition, development, construction and normal operation of mining property, plant and mine development, due to government controls and regulations that protect the environment on the closure and reclamation of mining properties. The major parts of the carrying amount of ARO’s relate to tailings and heap leach pad closure/rehabilitation; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance of closed mines. The fair values of AROs are measured by discounting the expected cash flows using a discount factor that reflects a credit-adjusted risk-free rate of interest. Estimates of the timing and amount of expected cash flows are prepared when an ARO is incurred and expected cash flows are updated to reflect changes in facts and circumstances. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and a corresponding change in the life-of-mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality that impact the extent of water treatment required; and changes in laws and regulations governing the protection of the environment.

If there is an increase in expected future reclamation cash flows, the additional cash flows are included as an additional layer, which is then discounted and inflated based on the number of periods from the time of initial disturbance until such time when the funds are actually spent and the reclamation work has been completed. If there is a decrease in estimated future reclamation cash flows, there will be a subtraction from a prior layer on a first in first out basis.

As a closed mine, any adjustment to the fair value of an ARO is charged directly to earnings and recorded in “Increase in estimate on asset retirement obligation” on the Special Purpose Statement of Direct Expenses. AROs are adjusted to reflect the passage of time (accretion) calculated by applying the average discount factor used in calculating the ARO and are recorded as “Accretion” on the Special Purpose Statement of Direct Expenses. Upon settlement of an ARO, a gain or loss is recorded if the actual cost differs from the carrying amount of the ARO. Settlement gains or losses are recorded in “Settlement gains” on the Special Purpose Statement of Direct Expenses.

Reclamation costs on the Statement of Direct Expenses relate to activities incurred for reclamation where a legal obligation does not exist. Reclamation costs are excluded from the asset retirement obligation and are comprised of, but not limited to, costs to update and develop closure plans, permitting costs, costs of environmental impact assessments, bonding costs, contributions made to environmental trust funds, ancillary revenues from minerals recovered during closure, severance, legal costs to resolve disputes, property holding costs, and insurance costs.

4

The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Interim Financial Statements

September 30, 2020

________________________________________________________________________________

c) General and administrative expenses

General and administrative expenses include property taxes, franchise taxes, and allocated services provided by Barrick related to treasury, legal, accounting, insurance, information technology, community and social responsibility costs, supply chain services, land and permitting services, and other services. Costs associated with general and administrative services are expensed in the year incurred. Allocated expenses from Barrick have been allocated by Barrick based on a proportional cost allocation method based on direct operating expenses. Management considers that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if BBI had been operated on a stand-alone basis for the periods presented.

d) Use of estimates

The preparation of these Financial Statements in accordance with GAAP requires management to make assumptions and estimates that affect the amounts reported. Actual results may differ from the estimates calculated due to changes in circumstances, global economics and politics, and general business conditions.

The more significant areas requiring the use of management estimates and assumptions relate to the allocations of costs and expense from Barrick and reclamation and closure obligations. As discussed in Note 2c), these Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if BBI had been operated on a stand-alone basis. The Company bases its estimates on underlying facts and circumstances, and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results will differ from those amounts estimated in these Financial Statements.

e) Recent accounting pronouncements

During the nine months ended September 30, 2020 and 2019, there are no new and amended accounting standards adopted by the Company and there are no standards or interpretations that are not yet effective that would be expected to have a material impact on the Company in the current or future reporting periods and on foreseeable transactions.

3.Sale of Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.) to Bullfrog Gold Corporation

Conversion of Barrick Bullfrog, Inc. to Bullfrog Mines, LLC

As described in Note 1, as at September 30, 2020, BBI is directly owned by Homestake (66.04%), ABX (33.54%) and BGC (0.42%). As a consequence of the sale of the Company Assets, BBI converted from a Corporation incorporated in the state of Delaware to a Delaware limited liability company as follows:

In a series of transactions on October 14, 2020, 100% of the voting stock and 79.87% of the non-voting stock of BBI was transferred to Homestake. The remaining 20.13% of the non-voting stock was owned by Lac Minerals (USA) LLC (“Lac”), a Company wholly owned by BBI.  On October 16, 2020, BBI was converted into Bullfrog Mines, LLC (“BMLLC”) and all stock was converted into Voting Membership Units owned by Homestake and Non-Voting Membership units owned by Lac. In total, Homestake owned 81.39% of the equity interests in BMLLC, with the remaining 18.61% being owned by Lac.  In a series of transactions executed between October 19 and 22, all of the assets and liabilities of BMLLC excluding the Company Assets included in these Financial Statements and BMLLC’s 100% ownership interest in Lac were distributed to Homestake.

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The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Interim Financial Statements

September 30, 2020

________________________________________________________________________________

Sale of Bullfrog Mines, LLC

As described in Note 1, On October 9, 2020, the Barrick Parties entered into a MIPA with Bullfrog whereby Bullfrog agreed to purchase the equity interests in BMLLC, including the Company Assets in the Bullfrog mining area held by BMLLC. The value of the Company Assets had never been recorded on the books of BBI and, as such, are nil in these Financial Statements.

On October 26, 2020, upon closing of the MIPA, the Barrick Parties sold their interests in BMLLC to Bullfrog for stock and warrants.  Under the MIPA, in consideration for the purchase of the equity interests in BMLLC, Bullfrog issued to BGC (i) 54,600,000 units of Bullfrog, representing 15.9% of the capital in Bullfrog (19.9% on a fully diluted basis), each unit consisting of one share of common stock and one whole warrant entitling BGC to purchase one common share at an exercise price of CAD $0.30, (ii) a 2% net smelter returns royalty granted on all minerals produced from the Patented Claims and the Unpatented Claims (each as defined in the MIPA), pursuant to a royalty deed among BMLLC and the Barrick Parties entered into in connection with and upon closing of the MIPA, and (iii) certain investor rights, including anti-dilution rights, pursuant to an investor rights agreement entered into in connection with and upon closing of the MIPA. Pursuant to the investor rights agreement, Bullfrog granted to BGC the right to designate one member of the Board of Directors of Bullfrog.

4.Asset retirement obligation liabilities

The Company’s site restoration and land management activities are subject to various laws and regulations governing the protection of the environment. These laws and regulations are continually changing and are generally becoming more restrictive. The Company conducts its operations to protect public health and the environment and believes its operations are in compliance with applicable laws and regulations in all material respects. The Company has made, and expects to make in the future, expenditures to comply with such laws and regulations, but cannot predict the full amount of such future expenditures. Estimated future reclamation costs are based principally on current legal and regulatory requirements.

The following is a reconciliation of Asset Retirement Obligation liabilities:

	September 30, 2020	December 31, 2019
Balance as at January 1	$1,319,639	$1,364,822
Payments	(136,850)	(133,216)
Accretion	28,558	42,227
Settlement gains	(5,520)	(6,203)
Increase in estimate on asset retirement obligation	-	52,009
Balance at	$1,205,827	$1,319,639

5.Related party transactions

BBI utilized centralized functions of Barrick to support its operations and, in return, Barrick allocated certain of its expenses to BBI. Refer to Note 2c). Charges from Barrick to BBI included in General and administrative expenses on the Statement of Direct Expenses were $1,365 and $1,313, respectively, for the nine months ended September 30, 2020 and 2019.

All significant intercompany transactions between BBI and BGC, and other fully or partially owned subsidiaries of BGC, have been included in these Financial Statements and are considered to be effectively settled for cash in these Financial Statements.  The following selected cash flow information has been prepared from cash flows related solely to cash flows used in or provided by changes in the specific assets and liabilities comprising the Bullfrog assets and liabilities. Cash outflows from operating activities of $169,327 and $150,309 for the nine months ended September 30, 2020 and 2019 were funded by Barrick, which is comprised of the following:

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The Company Assets of Bullfrog Mines, LLC (formerly Barrick Bullfrog, Inc.)

Notes to Special Purpose Interim Financial Statements

September 30, 2020

________________________________________________________________________________

	Notes	2019	2018
Cash flows from operating activities
Total direct expenses		$(55,174)	$(57,034)
Adjustments to reconcile direct expenses to net cash flows from operating activities
Accretion	4	28,558	30,974
Settlement gains	4	(5,520)	(4,757)
Increase in accounts payable		(341)	(185)
Decrease in asset retirement obligation	4	(136,850)	(119,307)
Cash flows from operating activities		$(169,327)	$(150,309)

Funding for operations from BGC and subsidiaries		$169,327	$150,309

6.Subsequent events

These Financial Statements are derived from the financial statements of BGC, which issued its most recent annual financial statements on February 20, 2020. On March 11, 2020, the Covid-19 outbreak was declared a pandemic by the World Health Organization. The outbreak and efforts to contain it have had a significant effect on commodity prices and capital markets. Notwithstanding the proactive and considered actions taken to maintain a safe workplace, it is possible that in the future the pandemic may trigger actions such as increased mine closure spending. While we have not experienced any significant negative impact through the date of issuance of these Financial Statements on December 15, 2020, the extent to which Covid-19 impacts future business activity or financial results, and the duration of any such negative impact, will depend on future developments, which are highly uncertain and unknown at this time. At this point, we cannot reasonably estimate the duration and severity of this pandemic, which could have a material adverse effect on our cash flows, earnings and financial position.

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